Exhibit 99.2

Strictly Confidential Not for Distribution – For 0 Discussion Purposes Only JULY 2025

1 Strictly Confidential Not for Distribution – For Discussion Purposes Only Disclaimers and Other Important Information This presentation (this “Presentation”) is being furnished solely to recipients that are “qualified institutional buyers” as defined in Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), or institutional “accredited investors” (as defined in Rule 506 of Regulation D) (any such recipient, together with its subsidiaries and affiliates, the “Recipient”) by M3 - Brigade Acquisition V Corp. (“M3 - Brigade”) and ReserveOne, Inc. (the “Company” or “ReserveOne” and, together with M3 - Brigade, the “Parties”) solely for informational purposes of considering the opportunity to participate in the proposed private placement of equity securities by the Company (the “PIPE Offering”) in connection with a potential business combination among the Parties and related transactions (the “Proposed Business Combination” and together with the PIPE Offering, the “Proposed Transactions”). By accepting receipt of this Presentation, the Recipient will be deemed to have agreed to the obligations and restrictions set out below. This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Proposed Transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. Any offer to sell securities pursuant to the PIPE Offering will be made only pursuant to a definitive subscription agreement or securities purchase agreement and related documentation and will be made in reliance on an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), for offers and sales of securities that do not involve a public offering. Any other solicitation or offering of securities shall be made only by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. The Parties reserve the right to withdraw or amend for any reason any offering and to reject any subscription agreement or securities purchase agreement at any time for any reason, or for no reason. The communication of this Presentation is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. The Recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material non - public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that the Recipient will neither use, not cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b - 5 thereunder. The equity securities that are to be issued in the PIPE Offering have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. No representations or warranties, express or implied, are given in, or in respect of, this Presentation. This Presentation is subject to updating, completion, revision, verification and further amendment. None of the Parties or their respective affiliates has authorized anyone to provide interested parties with additional or different information. No securities regulatory authority has expressed an opinion about the securities discussed in this Presentation or determined if this Presentation is truthful, accurate or complete, and it is an offense to claim otherwise. The Parties undertake no obligation to recipients of this Presentation to update any information contained herein, or to advise such recipients upon becoming aware that any information contained herein is not accurate. None of M3 - Brigade, the Company or any of their respective subsidiaries, equity holders, affiliates, representatives, partners, members, directors, officers, employees, advisers or agents (collectively, “Representatives”) makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein or any other written, oral or other communications transmitted or otherwise made available to the Recipient in the course of its evaluation of the Proposed Transactions, and nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance. None of the Parties nor any of their Representatives shall be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its accuracy or sufficiency, its omissions, its errors, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, the information contained herein does not purport to contain all of the information that may be required to evaluate the Proposed Transactions. The information contained in this Presentation is provided as of the date hereof and may change, and none of the Parties nor any of their Representatives undertakes any obligation to update such information, including in the event that such information becomes inaccurate or incomplete. The general explanations included in this Presentation cannot address, nor is intended to address, your specific investment objectives, financial situations or financial needs. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with any Party or their respective Representatives, as investment, legal or tax advice. In addition, this Presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of the Parties and each of the Proposed Transactions. Recipients of this Presentation should read the definitive documents for the PIPE Offering or any other Proposed Transaction and make their own evaluation of the Parties and the PIPE Offering or any other Proposed Transactions and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Any decision to rely on the information contained in this Presentation is the sole responsibility of the Recipient and neither Party will be responsible for any loss incurred by the Recipient as a result of any actions taken by the Recipient relying upon the information herein.

2 Not for Distribution – For Discussion Purposes Only Confidentiality This information is being distributed to you on a confidential basis. By accepting receipt of this information, you and your affiliates and Representatives agree to maintain the confidentiality of the information contained herein. Without the express prior written consent of each of the Parties, this Presentation and any information contained within it may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluation of the Parties and the Proposed Transactions or (iv) provided to any person except your employees and advisors with a need to know who are advised of the confidentiality of the information and agree to keep it confidential. You shall be responsible for any breach of such confidential obligations by your Representative. This Presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof. No Operating History/Risks Related to Anticipated Business Strategy ReserveOne has no operating history and the information included in this Presentation represents a business plan that it expects to implement upon consummation of the Proposed Business Combination. ReserveOne’s anticipated business strategy is intended to track the U.S. Strategic Bitcoin Reserve and U.S. Digital Asset Stockpile. Currently, the Strategic Bitcoin Reserve and U.S. Digital Asset Stockpile do not exist, and if the U.S. Department of Treasury does not establish the Strategic Bitcoin Reserve or U.S. Digital Asset Stockpile, or if in the future the U.S. Congress or any U.S. President were to take action to dismantle any such reserve or stockpile, then ReserveOne would need to change its business plan which could materially adversely affect its financial position, operations and prospects. See "Risk Factors" in the Appendix. Notwithstanding anything contained herein, the management team and the board of ReserveOne have the ability to change and amend the business strategy, including but not limited to, investments in other cryptocurrencies, investments outside of crypto and blockchain, and investments in non - crypto operating businesses. Forward - Looking Statements This Presentation (and any oral statements regarding the subject matter of this Presentation) contains certain forward - looking statements within the meaning of the U.S. federal securities laws with respect to the Parties and the Proposed Transactions, including expectations, hopes, beliefs, intentions, plans, prospects, financial results of strategies regarding the Company, the Proposed Transactions and statements regarding the anticipated benefits and timing of the completion of the Proposed Transactions, the price and volatility of cryptocurrencies, the growing prominence of cryptocurrencies, the macro and political conditions surrounding cryptocurrencies, plans and use of proceeds, objectives of management for future operations of the Company, expected operating costs of the Company and its subsidiaries, the upside potential and opportunity for investors, the Company’s proposed business strategy, the Company’s plan for value creation and strategic advantages, market site and growth opportunities, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, future financial condition and performance and expected financial impacts of the Proposed Transactions, the satisfaction of closing conditions to the Proposed Transactions and the level of redemptions of M3 - Brigade’s public shareholders, and the Company’s expectations, intentions, strategies, assumptions or beliefs about future events, results at operations or performance or that do not solely relate to historical or current facts. These forward - looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward - looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward - looking statements in this Presentation, including, but not limited to: the risk related to the Company’s lack of operating history as an early stage company; the risk that the Proposed Transactions may not be completed in a timely manner or at all, which may adversely affect the price of M3 - Brigade’s securities; the risk that the Proposed Business Combination may not be completed by M3 - Brigade’s business combination deadline; the failure by the Parties to satisfy the conditions to the consummation of the Proposed Business Combination, including the approval of M3 - Brigade’s shareholders; the failure to realize the anticipated benefits of the Proposed Transactions; the level of redemptions of M3 - Brigade’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the Class A ordinary shares of M3 - Brigade or the shares of Class A common stock of the combined company; the failure of the combined company to obtain or maintain the listing of its securities on any stock exchange on which the Class A common stock of the combined company will be listed after closing of the Proposed Business Combination; costs related to the Proposed Transactions and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to the Company’s anticipated operations, strategy and business, including the highly volatile nature of the price of cryptocurrencies; risks related to increased competition in the industries in which the Company will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding cryptocurrencies; risks related to the treatment of cryptocurrency and other digital assets for U.S. and federal, state, local and non - U.S. tax purposes; risks that after consummation of the Proposed Business Combination, the Company experiences difficulties managing its growth and expanding operations; challenges in implementing the business plan, due to lack of an operating history, operational challenges, significant competition and regulation or changes in regulation; being considered to be a “shell company” by any stock exchange or by the Securities and Exchange Commission (“SEC”); the outcome of any potential legal proceedings that may be instituted against the Company, M3 - Brigade or others following announcement of the Proposed Business Combination; and those risk factors discussed in documents of the Company, or M3 - Brigade filed, or to be filed, with the SEC. The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section in the final prospectus of M3 - Brigade dated as of July 31, 2024 and filed by M3 - Brigade with the SEC on August 2, 2024, M3 - Brigade’s Quarterly Reports on Form 10 - Q, M3 - Brigade’s Annual Report on Form 10 - K and the registration statement on Form S - 4 and proxy statement/prospectus that will be filed by the Company and M3 - Brigade, and other documents filed or to be filed by M3 - Brigade and the combined company from time to time with the SEC, as well as the list of risk factors included in the Appendix hereto. These filings and the Appendix do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward - looking statements. There may be additional risks that neither M3 - Brigade or the Company presently know or that M3 - Brigade and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements. Strictly Confidential

3 Strictly Confidential Not for Distribution – For Discussion Purposes Only Forward - Looking Statements (Cont’d) Forward - looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward - looking statements, and none of the Parties or any of their Representatives assumes any obligation and do not intend to update or revise these forward - looking statements, whether as a result of new information, future events, or otherwise. None of the Parties or any of its Representatives gives any assurance that any of M3 - Brigade or the Company will achieve its expectations. The inclusion of any statement in this Presentation does not constitute an admission by M3 - Brigade, the Company or any other person that the events or circumstances described in such statement are material. Industry and Market Data This Presentation has been prepared by the Parties and their Representatives and includes market data and other statistical information from third - party industry publications and sources as well as from research reports prepared for other purposes and from filings of public companies in the crypto industry. Although the Parties believe these third - party sources are reliable as of their respective dates, none of the Parties or any of their respective Representatives has independently verified the accuracy or completeness at this information and cannot assure you of the data’s accuracy or completeness. Some data are also based on the Parties’ good faith estimates, which are derived from both internal sources and the third - party sources. None of the Parties or their Representatives make any representation or warranty with respect to the accuracy of such information. The Parties and their respective Representatives expressly disclaim any responsibility or liability for any damages or losses in connection with the use of such information herein. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any registration statement, prospectus, proxy statement or other report or document to be filed or furnished by M3 - Brigade or the Company, or any other report or document to be filed by the combined company following completion of the Proposed Business Combination with the SEC. Trademarks and Intellectual Property All trademarks, service marks, and trade names of any party or their respective affiliates used herein are trademarks, service marks, or registered trade names of such party or its respective affiliate, respectively, as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of thew respective owners, and their use is not alone intended to, and does not alone imply, a relationship with any party, or an endorsement or sponsorship by or of any party. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that any party or the applicable rights owner will not assert, to the fullest extent under applicable law, their rights or the right of the applicable owner or licensor to these trademarks, service marks and trade names. Additional Information and Where to Find It In connection with the Proposed Business Combination, M 3 - Brigade and the Company intend to file relevant materials with the SEC, including a registration statement on Form S - 4 , which will include a document that serves as a joint prospectus and proxy statement, referred to as a proxy statement/prospectus . A proxy statement/prospectus will be sent to all M 3 - Brigade shareholders . M 3 - Brigade will also file other documents regarding the Proposed Transactions with the SEC . Before making any voting or investment decision, investors, shareholders and other interested persons of M3 - Brigade are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with Proposed Transactions carefully and in their entirety as they become available because they will contain important information about the Proposed Transactions. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by M3 - Brigade through the website maintained by the SEC at www.sec.gov. The documents filed by M3 - Brigade and the Company with the SEC also may be obtained free of charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: CC Capital 200 Park Avenue New York, New York 10166; e - mail CC - Capital@KARV.global. Participants in Solicitation M3 - Brigade, the Company and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from M3 - Brigade’s shareholders in connection with the Proposed Business Combination. A list of the names of such directors and executive officers, and information regarding their interests in the Proposed Business Combination and their ownership of M3 - Brigade’s securities are, or will be, contained in M3 - Brigade’s filings with the SEC. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of M3 - Brigade’s shareholders in connection with the Proposed Business Combination, including and the names and interests of the Company’s directors and executive officers, will be set forth in the proxy statement/prospectus on Form S - 4 for the Proposed Business Combination, which is expected to be filed by the Company and M3 - Brigade with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

Strictly Confidential Not for Distribution – For 4 Discussion Purposes Only I. Executive Summary II. Cryptocurrency Thesis III. Investment Opportunity Overview IV. Appendix

Management Team With Proven Track Records(1)

Leadership team has deep institutional crypto experience, spanning capital markets, public company operations, and the infrastructure powering digital assets.



JAIME LEVERTON

Chief Executive Officer

- Former CEO of Hut 8; transformed a small-scale miner into one of North America's largest digital asset platforms and the first public company to hold BTC on its balance sheet
- Board member of Riot Platforms, North America's largest BTC mining facility
- Board member of Synteq Digital, a leading infrastructure architect for BTC mining operations, New West Data, and WonderFi



SEBASTIAN BEA

President, Head of Investments

- Former President of Coinbase Asset Management
- Former President of One River Digital
- 9 years at BlackRock, most recently Global co-head of Investment Strategy for Systematic Active Equity
- 12 years at Credit Suisse in the Institutional Equities Division
- Olympic silver medalist and World Champion in Rowing for the USA



MELANIE PUMP

Chief Financial Officer

- Former CFO of Polymath, where she helped pioneer real-world asset tokenization and blockchain-based securities
- Former CFO and Director of Brane Trust Company, a digital asset custodian that focused on institutional-grade crypto custody
- Currently serves as Director and Audit Committee Chair of BTCS, a trailblazer in the Ethereum staking and blockchain infrastructure space



BYRON WARD

Chief Marketing Officer

- Global marketing executive with 25+ years experience building and scaling brands across technology, media, and entertainment
- Held senior leadership positions at Paramount (Nickelodeon), CBS Radio, Universal Music Group, and global agency Dentsu
- Currently serves on the Board of APL, contributing strategic insight on brand and partner engagement

(1) Leadership team shown below represents the ReserveOne team that is expected to be in place upon consummation of the Proposed Business Combination.

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6 Strictly Confidential Not for Distribution – For Discussion Purposes Only (1) Board of directors shown below represents the board that is expected to be in place upon consummation of the Proposed Business Combination. ▪ Co - founder of Tether and original architect of the stablecoin model, launching the first asset - backed digital dollar ▪ Over 25 years building foundational internet and blockchain companies ▪ Developing a novel protocol focused on redefining stablecoins, launching an on - chain bank, and tokenizing real - world assets Executive Chairman Vice Chairman, Government & Institutional Affairs ▪ Former U.S. Secretary of Commerce ▪ Founder of private equity firm WL Ross & Co, and Executive Managing Director of Rothschild ▪ Brings global policy expertise and decades of experience navigating regulation, governance, and capital markets Vice Chairman, Strategic Finance & Capital Markets ▪ Founder and CEO of CC Capital ▪ Led transactions including Dun & Bradstreet ($7B), Fidelity & Guaranty Life ($2B), and Utz Brands ($2B) ▪ 25 - year career at Blackstone; co - head of Private Equity and a member of the firm - wide Executive Committee Vice Chairman, Global Digital Finance & Infrastructure ▪ Chairman of the Board of the world’s largest crypto exchange ▪ Co - lead of the Regulatory Framework Body of the World Economic Forum’s Global Future Council on Cryptocurrencies ▪ Ambassador - at - Large and Special Envoy to the Prime Minister of Barbados Leading Crypto Exchange Director ▪ Head of Strategy Coinbase Institutional ▪ Board member of the Alternative Investment Management Association and co - founder of the Digital Asset Working group ▪ Chair of His Majesty’s Asset Management Working Group by the UK Consulate of New York ▪ Research Affiliate MIT Computer Science and Artificial Intelligence Lab

7 Strictly Confidential Not for Distribution – For Discussion Purposes Only ReserveOne is building, and is expected to be, the world’s first publicly traded digital reserve — anchored in Bitcoin, diversified with high - conviction digital assets mirroring the US Government’s Digital Asset Stockpile (1) , and governed with institutional - grade oversight. Our mission is to bridge the trust of public markets with the innovation of crypto to create a resilient, transparent platform for long - term value creation. As the global economy rapidly evolves, ReserveOne is positioned to help investors navigate volatility, preserve value, and capture opportunity in the digital era. (1) Does not include potential venture investments. Holdings will be adjusted as necessary to avoid ReserveOne being considered an “investment company” under the Investment Company Act of 1940, and, therefore, it is possible that from time to time the allocation of cryptocurrencies held by ReserveOne will not exactly mirror the U.S. Strategic Bitcoin Reserve or Digital Asset Stockpile. The U.S. Strategic Bitcoin Reserve and Digital Asset Stockpile currently do not exist. See "Risk Factors" in the Appendix.

ReserveOne Executive Summary[(1)]

ReserveOne will be a first-of-its-kind, publicly traded vehicle designed to hold and manage a diversified basket of cryptocurrencies aligned with the U.S. Strategic Bitcoin Reserve and Digital Asset Stockpile.[(1)(2)]

Overview

Equity-Style Access to U.S. Crypto Reserves	Will be a transparent, professionally managed publicly traded company that is expected to mirror the U.S. Strategic Bitcoin Reserve and Digital Asset Stockpile[(2)]
Illustrative Core Holdings	Expected to include Bitcoin (BTC), Ethereum (ETH), XRP (XRP), Solana (SOL), Cardano (ADA)[(2)]
Dynamic Rebalancing	Expected to make adjustments to align with the U.S. government's evolving reserve ratios[(3)]

Robust Structure[(4)]

Proven Leadership	Seasoned executives from crypto, finance, and the U.S. government
Minimal Friction Cost	Seamless and simple way to gain exposure to a dynamically curated bundle of leading digital assets
Institutional Custody	Audit-ready cold storage with leading custodians
Full Transparency	Public listing and third-party asset attestations each quarter
Regulatory Compliance	Adherence to U.S. Treasury guidelines and SEC requirements
Tax Deferred Exchange[(5)]	Expected to qualify as a tax deferred Section 351 exchange of Bitcoin for public shares at inception

Expected Return Drivers

Core Crypto Appreciation	Upside from accumulation and appreciation of cryptocurrencies
Use of Fixed Income & Convertibles	Proven market acceptance and demand
Venture Allocation	Ability to opportunistically deploy crypto up to 10% of NAV to invest in synergistic digital asset businesses through tokenized offerings
Yield Generation	Assets deployed via institutional staking[(6)] (ETH, SOL, ADA), lending (BTC)
Strategic Capital Management	Accretive capital raises and attractive leverage structure

Illustrative Portfolio[(2)]


ALT COINS
ethereum
XRP
bitcoin
U.S. Digital Reserve Platform

(1) The information is presented based on ReserveOne's expected business plan after the Proposed Business Combination.
(2) Does not include potential venture investments. Holdings will be adjusted as necessary to avoid ReserveOne being considered an "investment company" under the Investment Company Act of 1940, and, therefore, it is possible that from time to time the allocation of cryptocurrencies held by ReserveOne will not exactly mirror the U.S. Strategic Bitcoin Reserve or Digital Asset Stockpile. The U.S. Strategic Bitcoin Reserve and Digital Asset Stockpile currently do not exist. See "Risk Factors" in the Appendix.
(3) Gains realized by ReserveOne are expected to be subject to US corporate tax, including gains, if any, that a rebalancing event may give rise to. Please see "Risk Factors related to Taxation" in the Appendix.
(4) Represents expected structure upon consummation of the Proposed Business Combination.
(5) See "Risk Factors Related to Taxation" in the Appendix.
(6) Crypto staking involves locking up tokens, like Ethereum or Solana, to help validate transactions on their blockchain and earn rewards similar to earning interest on a savings account.

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Strictly Confidential Not for Distribution – For 9 Discussion Purposes Only II. Cryptocurrency Thesis

Bitcoin & Crypto: A Decade Of Outperformance

Multi-asset diversified crypto strategies have driven superior long-term returns vs. Bitcoin alone and have meaningfully outpaced other asset classes.[1]

Hedge Against Monetary Instability

- Crypto offers an alternative to fiat systems—particularly appealing amid sovereign debt loads, inflation risk, and bank fragility.

24/7 Global Liquidity and Market Discovery

- Crypto trades continuously, without central halts, enabling faster price discovery and more responsive market dynamics.

Decentralized and Non-Correlated Structures

- Unlike traditional assets tied to centralized issuers or balance sheets, crypto assets derive value from user networks, protocol design, and utility—not liabilities.

Historic Outperformance Across Market Cycles

- Core crypto assets have outpaced equities, bonds, and gold across most multi-year horizons.

Volatility Decreasing Over Time with Institutionalization

- As infrastructure matures (ETFs, custody, derivatives), price swings compress—mirroring the lifecycle of emerging tech assets.

Built-In Scarcity and Transparent Supply Curves

- Programmatic issuance schedules (e.g., BTC halving, ETH burn, ADA's capped supply) limit inflation and provide long-term price support.

Annualized Return[2] – Cryptocurrencies vs. Other Major Asset Classes

Asset	1 Year	3 Years	5 Years	10 Years
Bitcoin	52.1%	48.4%	61.7%	83.7%
Solana	(6.3%)	50.6%	206.9%	NA
XRP	313.0%	71.8%	61.1%	72.7%
Ethereum	(32.5%)	8.8%	63.0%	NA
Cardano	55.0%	3.3%	60.7%	NA
S&P 500	12.9%	12.7%	14.2%	10.9%
Gold	40.1%	21.5%	13.6%	10.8%
Bloomberg Aggregate Bond Index	6.2%	2.7%	0.1%	2.5%

Source: CoinCodex & Capital IQ as of 5/30/2025.
(1) Represents an illustrative equally-weighted basket of the 5 cryptocurrencies (BTC, ETH, SOL, XRP, ADA) over the last 5 years as of 5/30/2025.
(2) Returns as of 5/30/2025.

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Government Support as a Catalyst for Crypto Adoption[(1)]


US Treasury
Bitcoin Strategic Reserve &
Digital Asset Stockpile

US Government's Crypto Momentum

Trump is the first president to:

- Endorse Bitcoin mining and holding
- Reject a U.S. Central Bank Digital Currency "CBDC" (supporting private crypto innovation)
- Greenlight U.S. Treasury Stockpile

New Hampshire, Arizona, and Texas have passed laws to establish their own strategic BTC and digital asset reserves

Global Sovereign Crypto Initiatives

EU: Championing crypto with MiCA's unified rules (Dec '24). Countries like Czech Republic considering allocating 5% of its reserves to BTC

Hong Kong: Leaning into Web3 leadership with stablecoin licensing and proposals to add BTC to fiscal reserves

Japan: Embracing stablecoin safeguards and exploring BTC diversification via its Government Pension Investment Fund

UAE: Strengthening its position as a crypto hub with dedicated licensing frameworks in Dubai and Abu Dhabi, authorizing over 100 service providers.

"A U.S. Crypto Reserve will elevate this critical industry [...] which is why my Executive Order on Digital Assets directed the presidential Working Group to move forward on a Crypto Strategic Reserve that includes XRP, SOL, and ADA. I will make sure the U.S. is the Crypto Capital of the World. "

"And, obviously, BTC and ETH, as other valuable cryptocurrencies, will be at the heart of the Reserve."

- **President Donald J. Trump**

March 2nd, 2025

"Innovation in this space is happening, with or without us. We have a responsibility to ensure it happens safely, transparently, and in a way that advances U.S. economic and national security interests. The GENIUS Act will help get us started."

- **Senator Mark Warner (D)**

May 19th, 2025

Source: Mark Warner Senate, CNBC, The Hill, PwC, WhiteHouse.gov, Nasdaq, CoinTelegraph, Financial Times, Reuters, ADGM.

(1) ReserveOne's business plan depends on the development of the Strategic Bitcoin Reserve and U.S. Digital Asset Stockpile, as outlined in the Executive Order signed by President Trump on March 6, 2025. Currently, the Strategic Bitcoin Reserve and U.S. Digital Asset Stockpile do not exist, and if the U.S. Department of Treasury does not establish the Strategic Bitcoin Reserve or U.S. Digital Asset Stockpile, or if in the future the U.S. Congress or any U.S. President were to take action to dismantle any such reserve or stockpile, then ReserveOne would need to change its business plan which could materially adversely affect its financial position, operations and prospects.

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12 Strictly Confidential Not for Distribution – For Discussion Purposes Only Source: Capital IQ, SEC Filings, St. Louis Federal Reserve, Macrotrends. * Indicates transactions have not closed as of the date of this presentation. (1) Represents 5d avg daily trading liquidity as of 5/30/2025. (2) Calculated from the period 4/21/25 to 5/30/25. (3) Fully diluted market cap expected based on stated raise and expected merger close. 1.9x mNAV 581K BTC $4.3B Liquidity (1) $103B Market Cap. 16% % Gain (2) TBD mNAV TBD BTC $40M Liquidity (1) $13B Market Cap. (3) 1,437% % Gain (2) 3.3x mNAV 32K BTC $66M Liquidity (1) $11B Market Cap. 273% % Gain (2) TBD mNAV TBD BTC $77M Liquidity (1) $10B Market Cap. (3) 1,259% % Gain (2) 1,437% 1,259% 273% 16% 15% 12% Nakamoto Strive Twenty One MSTR S&P 500 BTC (0%) 10 - year Treasury (4%) Gold

Crypto-Treasury Comps Trade at a Premium Valuation

Capital Markets Optimization

- Leveraging lower cost institutional capital drives long term value accretion.
- Structure enables inclusion in institutional portfolios, index funds, ETFs, etc.

Structural Value Arbitrage

- Valuation enables issuing capital at a premium to buy assets at spot prices, driving crypto per share growth.

Superior Accessibility

- Can be held in accounts or jurisdictions where BTC or ETFs cannot—broadens investor base and creates structural demand.

Tax Advantage

- Equities have a lower capital gains tax rate than crypto in some countries

Credit and Margin Edge

- Public equities are marginable at institutional rates (e.g. SOFR + 100 bps); BTC and spot ETFs are not marginable at major banks.

No Wallet Complexity

- Investors gain diversified crypto exposure without custody or onboarding friction.
- Public equity format with strong narrative and liquidity becomes the "go-to" proxy for crypto exposure among institutional allocators.

mNAV Premiums for Crypto Treasury Companies(1)



5.8x
5.6x
4.3x
3.3x
3.1x
1.9x
Sol Strategies
Metaplanet
Upexi
Twenty One
DeFi Development
Strategy

Share Price Premiums – Since Announcing Crypto Treasury Strategy(2)



5,819%
2,967%
2,885%
1,642%
1,049%
479%
364%
280%
Metaplanet
DeFi Development
Strategy
Sol Strategies
Strive Asset Management
Nakamoto
Upexi
Twenty One

Source: SEC Filings
(1) mNAV is the Enterprise Value divided by crypto NAV (as of 05/30/25) Crypto holdings are converted to USD at current spot rates.
(2) Price performance from launch date through 5/30/25. Launch dates are as follows: Metaplanet: 04/08/24; DeFi Development: 04/04/25; Strategy: 08/10/20; Sol Strategies: 09/12/24; Strive Asset Management: 05/06/25; Nakamoto: 05/09/25; Upexi: 04/17/25; Twenty One: 04/22/25.

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Digital Asset Adoption and Potential

Crypto adoption is rapidly accelerating. Yet digital assets represent just a sliver of global wealth today, with immense runway for future growth.

28% of Americans

Roughly **28% of Americans now own crypto**, as ownership has doubled from 2021-2024 (1)

25% of S&P 500 Companies

An analyst predicts that **by 2030, about 25% of companies in the S&P 500** will hold BTC as a long-term asset(2)

50M vs 37M Americans

A recent report suggests that **50M Americans now hold BTC**, while only 37M hold gold(3)

>1% of Individual Wealth

Less than 1% of all individual wealth is invested in crypto, compared to roughly 25% that is put into equities on average(4)

1 Billion+ Users

Crypto ownership globally is **only ~6.9%**(4) and may reach **1B by 2030**(5)

~$4 Trillion TAM

With growing regulatory clarity and the tokenization of real-world assets, the estimated total addressable **global crypto market is estimated to be $4T by 2030**(6)

116 Public Companies

Only 116 public companies own BTC on their balance sheet – underscoring massive global potential (7)

~99% CAGR

With a **compound annual growth rate (CAGR) of ~99%,** crypto ownership has seen massive growth from 2018 to 2023 and is only speeding up(4)

(1) Security.org: 2025 Cryptocurrency Adoption and Consumer Sentiment Report
(2) The Motley Fool: 25% of Major Companies Might Hold Bitcoin by 2030. But Should You Buy It?
(3) US Funds: More Americans Now Hold Bitcoin Than Gold
(4) Triple-A: Cryptocurrency Ownership Data
(5) BCG: Crypto to reach 1 billion users in 2030
(6) Citigroup Money, Tokens, and Games
(7) Bitcoin Treasuries: 210 Public Companies, Private Businesses and Other Entities. As of May 30, 2025.

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Strictly Confidential Not for Distribution – For 15 Discussion Purposes Only III. Investment Opportunity Overview

16 Strictly Confidential Not for Distribution – For Discussion Purposes Only (1) The information on this slide is presented based upon ReserveOne’s expected business plan after giving effect to the Proposed Business Combination. + Digital assets are becoming more embedded in global monetary infrastructure + Sovereigns, including the U.S., are building crypto reserves + Institutional capital flowing into digital asset ETFs, equities, and protocols + Regulatory momentum is driving broader adoption ð Difficult to replicate a basket of crypto assets ð Fragmented landscape for retail investor participation ð Complex fund structures ð Single - asset ETFs + public companies ð Lack of compliant, diversified public vehicle Diversification Yield Potential Ease of Access Capital Stewardship Institutional Credibility

ReserveOne Investment Highlights(1)

1 U.S Treasury-Aligned Diversified Crypto Strategy(2)

R[One]

Is expected to track the US treasury strategy. Contemplated assets include: BTC, ETH, XRP, SOL, ADA(2)

Expected to be the first public vehicle to provide exposure to policy-aligned, diversified basket of crypto assets

Bitcoin (BTC)
Bitcoin (BTC): Digital Gold – a secure store of value with fixed supply

Ethereum (ETH)
Ethereum (ETH): Smart Contract Engine – powers apps, tokens, and DeFi

Solana (SOL)
High-Speed Blockchain – fast, low-cost platform for innovation

Cardano (ADA)
Academic Blockchain – research-driven, energy-efficient platform

XRP (XRP)
Cross-Border Payments – designed to move money across borders instantly

2 Elite Leadership

- Leadership from crypto, finance, and government with strong institutional track record
- Experience building multi-billion-dollar public companies and leveraging capital markets
- Institutional management of crypto funds in a tradable format on a stock exchange

3 Attractive Entry Point Relative to NAV

- Limited downside exposure, while competitors trade at 1.9x+ NAV
- Mirrors historical MSTR / GBTC discount-to-premium trajectory
- Opportunity to invest before potential passive and institutional inflows

4 Tax-Free Exchange at Inception

- One-time, upfront exchange of Bitcoin for public shares
- Enables asset rotation without triggering taxes
- Preserves upside while optimizing cost basis
- Structurally more efficient than taxable sales

5 Scalable Platform for Long-Term Value Accretion

- NAV grows via token appreciation, capital structuring, and yield
- Ability to scale capital issuance and compound gains
- Clear path to trading at premium NAV multiples
- Attractive convertible note structure

6 Potential to Capture Yield from Staking

- ETH, ADA, SOL offer native staking rewards
- Staking adds yield without selling assets
- Creates bond-like cash flow from held tokens
- Now accessible via institutional custodians

7 Synergistic Venture Capital Upside

- Maintain flexibility to allocate a modest portion of NAV toward strategic token projects supporting core blockchain infrastructure
- Seeding the digital infrastructure that enhances its portfolio and compounds long-term equity value

(1) The information on this slide is presented based upon ReserveOne's expected business plan after giving effect to the Proposed Business Combination.
(2) Holdings will be adjusted as necessary to avoid ReserveOne being considered an "investment company" under the Investment Company Act, and, therefore, it is possible that from time to time the allocation of cryptocurrencies held by ReserveOne will not exactly mirror the U.S. Strategic Bitcoin or Digital Asset Stockpile. The U.S. Strategic Bitcoin Reserve and Digital Asset Stockpile currently do not exist. Please see "Risk Factors" in the Appendix.

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18 Strictly Confidential Not for Distribution – For Discussion Purposes Only (1) The information on this slide is presented based upon ReserveOne’s expected business plan giving effect to the Proposed Business Combination. (2) Crypto staking involves locking up tokens, like Ethereum or Solana, to help validate transactions on their blockchain and earn rewards similar to earning interest on a savings account. Transparent & Secure Crypto ▪ Robust custody ▪ Full SEC reporting ▪ Regulatory compliance High Volume & Liquid ▪ Scale with initial raise ▪ Traded on NASDAQ ▪ Volatility Leverage + Convertibles ▪ Balance sheet management ▪ Disciplined use of leverage ▪ Growth through capital raises Yield Generation ▪ Tactical asset utilization ▪ Institutional lending ▪ Validator - grade staking (2) Enhanced Returns ▪ Diversified portfolio ▪ Yield + VC exposure ▪ Tax deferred exchange

19 Strictly Confidential Not for Distribution – For Discussion Purposes Only Note: Based on the Company’s own view of the relative positioning of the various categories shown. (1) The information presented on this slide is presented based upon ReserveOne’s expected business plan giving effect to the Proposed Business Combination.

20 Strictly Confidential Not for Distribution – For Discussion Purposes Only $ 500.0 Equity PIPE Proceeds $ 297.7 SPAC Trust Proceeds ⁽ ¹ ⁾ $ 250.0 Convertible Note Proceeds $ 25.0 ReserveOne Rollover Equity $ 1,010.0 Cash to Balance Sheet $ 32.8 Transaction Expenses $ 25.0 ReserveOne Rollover Equity $ 5.0 Cash for Operating Expenses 46.2% 2.3% 7.1% 17.8% SPAC Shares Sponsor Shares 26.6% Equity PIPE Shares Convertible Note Shares ReserveOne Shares $10.00 SPAC Share Price $297.7M SPAC Trust Proceeds (1) 0% SPAC Redemption Rate 7.6875M Sponsor Shares (2) 1.5M shares at $12.00 stock price and 1M shares at $14.00 stock price Additional Sponsor Promote Subject to Earnout (3) $250M Convert Principal Amount (4) $13.00 Conversion Price 19.2M Shares Underlying Convert (4) 108.2M Total Pro Forma Shares $1.08B Equity Value $25M Consideration for ReserveOne $500M Equity PIPE Proceeds $32.8M Transaction Fees & Expenses (1) SPAC Trust Proceeds include the interest earned on the cash in the trust account as of M3 - Brigade’s 10Q filing on 3/31/25. (2) Sponsor Shares comprised of 7.1875M existing founder shares, plus 0.5M additional founder shares on the equity raise. (3) Additional sponsor promote excluded from the ownership table that may be issued pursuant to an earnout comprised of 1.0M additional shares earned on the equity raise and 0.5M additional shares on the convert raise at a $12.00 stock price, and 1.0M additional shares earned on the equity raise at a $14.00 stock price. (4) The Convert may include up to $50M additional principal amount of Notes (the "Option Notes"), and up to 3.8M additional shares. The 19.2M shares assumes no additional shares were issued underlying Option Notes. (5) All charts and tables exclude 14.375M SPAC warrants and 8.3375M Private Placement warrants. All warrants have a strike price of $11.50 per common share. 46.2% 50.0 Equity PIPE Shares 26.6% 28.8 SPAC Shares 17.8% 19.2 (4) Convertible Note Shares 7.1% 7.7 Sponsor Shares 2.3% 2.5 ReserveOne Shares

21 Strictly Confidential Not for Distribution – For Discussion Purposes Only ▪ ReserveOne Inc. ▪ Upon closing of the Business Combination ▪ Delaware ▪ Class A Shares ▪ 50M shares will be issued through a PIPE offering (1) ▪ $10.00 per share ▪ $500M ▪ 1 warrant will be issued in conjunction with each share in the PIPE raise. Each warrant is convertible on a 1 for 1 basis for Class A shares in the company. Warrants have a 5 year term ▪ $11.50 per warrant ▪ The outstanding warrants are redeemable at $0.01 per warrant if the Class A common stock trades at or above $18.00 per share for any 20 trading days within a 30 trading - day period 150 days after the completion of the initial Business Combination (1) 50M shares do not include founder shares which may be earned on the PIPE offering and associated warrants. Additional shares subject to an earnout include (i) 1M earned in full and no longer subject to forfeiture if the stock trades at a $12 VWAP within 5 years, (ii) an additional 1M earned in full and no longer subject to forfeiture if the stock trades at a $14 VWAP within 5 years.

22 Strictly Confidential Not for Distribution – For Discussion Purposes Only ▪ July 8, 2025 ▪ Upon closing of the Business Combination ▪ ReserveOne Inc. / Delaware ▪ Senior Convertible Notes ▪ $250M, with 30 - day investor option to subscribe for an additional $50M of Convertible Notes ▪ Private Placement pursuant to Section 4(a)(2) with intent to wrap the notes with a 144A CUSIP on the Issue Date (to facilitate post - closing trading among QIBs) and SEC - register the shares underlying as promptly as practicable after the Issue Date ▪ Senior secured debt. Convertible Notes to be 2:1 collateralized (50% LTV) as of Closing Date; no requirement to add collateral ▪ 5 years ▪ Non - callable for 3.0 years from Issue Date, thereafter callable partially or in whole, if the stock trades at 130% of the Conversion Price for 20 out of 30 consecutive days ▪ Discrete investor put right at 100% of Notional plus accrued interest, 3.0 years from Issue Date ▪ $1,000 per Note ▪ $10.00 per share ▪ 1% payable semi - annually in cash ▪ $10.00 ▪ 130% of Conversion Reference Price ▪ During any calendar quarter after the quarter in which closing occurs, if the last reported sale price of the Common Stock on each of at least 20 trading days during a period of 30 consecutive trading days ending on the last trading day of the immediately proceeding calendar quarter is greater than or equal to 130% of the conversion price on such trading day ▪ Other customary conversion triggers, including right to convert during 6 months prior to maturity date ▪ To facilitate the purchase of digital assets, to pay future convertible interest expenses, and general corporate purposes ▪ $500M PIPE

Strictly Confidential Not for Distribution – For 23 Discussion Purposes Only IV. Appendix

Illustrative Proposed Transaction Structure(1)

The proposed M3-Brigade-ReserveOne business combination is intended to be part of a plan that permits PIPE investors to contribute cash and/or Bitcoin to ReserveOne in exchange for shares. ReserveOne plans to have a dual class share and voting structure and an affiliated management company ("MI7"), which provides operational infrastructure, resources, and investment services.(2)

Pre-Closing Inputs*



Contributions
PIPE Investors
Cash
Bitcoin
Existing M3 Brigade Shareholders
Shares
ReserveOne(3)

Post-Closing Structure & Governance**

Board of Directors

- **Crypto**: Reeve Collins, Gabriel Abed, John D'Agostino
- **Government**: Wilbur Ross
- **Finance**: Chinh Chu, Wilbur Ross

MI7 Management Company ("MI7")(4)

- MI7 (affiliated with CC Capital) will provide operational infrastructure to ReserveOne and investment services to ReserveOne's VC arm
- Affiliated personnel will assist with a variety of strategic and operational support functions via MI7, including legal, finance, accounting, IT, HR, investment, and administrative services
- Designed for flexibility and efficiency during scaling phase, with potential to internalize functions longer-term if more efficient

*** Investors can also contribute USD to ReserveOne in exchange for Convertible Notes**

**** ReserveOne plans to have a dual class share and voting structure**

(1) These slides do not constitute tax advice and cannot be treated as such. The facts of the proposed transaction are subject to change, and any change may materially alter the tax consequences of the proposed transaction structure. Investors are urged to consult their own tax advisers regarding their participation in the transaction, and should take into account their particular facts and circumstances. All cash raised and contributed into company will be used to acquire Bitcoin.

(2) There is substantial uncertainty regarding US and non-US tax treatment of cryptocurrency and digital assets, including, but not limited to, how to treat digital assets for purposes of the rules that apply to determine if the contribution of Bitcoin can occur on a tax-deferred basis. Such treatment is subject to change and new interpretation, which could materially and adversely impact U.S. taxable investors.

(3) Newly formed public Holdco will change name to "ReserveOne, Inc." in connection with Proposed Business Combination.

(4) One or more CC Capital affiliates will provide operational and administrative support to ReserveOne under an Administrative Services Agreement charged on a fully-burdened cost plus an agreed markup. One or more CC Capital affiliates will provide investment services to ReserveOne's VC subsidiary under an Investment Management Agreement and partnership agreement, expected to charge market rate management and performance fees. Any third-party provider fees will not be subject to a markup.

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25 Strictly Confidential Not for Distribution – For Discussion Purposes Only Transfer of Property ▪ The taxpayer must transfer property — which includes Bitcoin, per the IRS — to a corporation Solely for Stock ▪ The transfer must be only in exchange for stock in the corporation (no cash or other assets) Control Test (80% Rule) ▪ The transferor(s) must own at least 80% of the corporation’s voting and total stock immediately after the exchange IRS Classification of Bitcoin ▪ Since the IRS classifies Bitcoin as property, Bitcoin can be contributed under Section 351 Mechanics ▪ This allows individuals or entities to form a corporation, contribute Bitcoin to it, receive shares, and defer taxes until the corporation disposes of the Bitcoin Cost Basis ▪ The corporation inherits the original cost basis of the Bitcoin Source: IRS. Note These slides do not constitute tax advice and cannot be treated as such. The facts of the proposed transaction are subject to change, and any change may materially alter the tax consequences of the proposed transaction structure. Investors are urged to consult their own tax advisers regarding their participation in the transaction, and should take into account their particular facts and circumstances.. There is substantial uncertainty regarding the tax treatment of digital assets, including, but not limited to, how to treat digital assets for purposes of the rules that must be before a contribution of bitcoin can occur on a tax - deferred basis. Such treatment is subject to change and new interpretation, which could materially and adversely impact U.S. taxable investors. See “Risk Factors” related to tax in the Appendix. Investors transfer an aggregate of 1,000 BTC (total cost basis $2M, or $2,000/coin) into a newly formed public corporation in exchange for 810 shares (81% ownership). Because the contribution is solely for stock and the shareholder group controls over 80% immediately after closing of the transfer, the exchange qualifies under IRC Section 351. No gain or loss is recognized, and the $2M Bitcoin basis carries over into shares, allowing them to defer taxes while converting their Bitcoin holdings into ownership in a public stock.

Illustrative Portfolio Holdings Summary(1)

ReserveOne will offer direct public market exposure to the same core digital assets held by the U.S. Treasury as part of its Strategic Bitcoin Reserve and Digital Asset Stockpile initiatives.[2]

ReserveOne's unique strategy, upon consummation of the Proposed Business Combination, is expected to give investors institutional-grade access to five key cryptocurrencies in a secure, transparent, and regulation-aligned structure. It will be a bold new gateway into the crypto economy - anchored in credibility, built for growth.[2]

Bitcoin
BTC

Market Cap.: $2,076B

Key Features:

- Widely recognized as **digital gold**
- Fixed supply of **21 million coins**
- Most decentralized and secure network
- >500,000 miners ensuring a high level of security and immutability
- Growing institutional adoption—BlackRock, Fidelity, Tesla, Square, and MicroStrategy

Ethereum
ETH

Market Cap.: $311B

Key Features:

- Pioneered use of **smart contracts**—self-executing blockchain programs that automate transactions
- **Robust developer tools and large community**
- Ideal for launching DeFi (decentralized finance) protocols, NFTs (non-fungible tokens), and DAOs (decentralized autonomous organizations)

XRP
XRP

Market Cap.: $128B

Key Features:

- Fast, low-cost, **cross-border payments**
- Global network of banking and payment partners (SBI Holdings, Santander, and Tranglo)

Solana
SOL

Market Cap.: $84B

Key Features:

- High-performance backbone of next generation decentralized applications
- 65,000+ transactions per second with extremely low fees
- Deeper, **global-scale applications**: Visa and Shopify have integrated Solana-based stablecoin payments

Cardano
ADA

Market Cap.: $26B

Key Features:

- Leader in **emerging markets**
- Partnerships in Africa focused on leveraging blockchain for identity verification, supply chain management, and financial inclusion, especially in regions with limited banking infrastructure

Source: Bloomberg. Note: $ in billions. Market Cap data as of 5/30/2025.

(1) The information on this slide is presented based upon ReserveOne's expected business plan after giving effect to the Proposed Business Combination. The U.S. Strategic Bitcoin Reserve and Digital Asset Stockpile currently do not exist. Please see "Risk Factors" in the Appendix.

(2) Holdings will be adjusted as necessary to avoid ReserveOne being considered an "investment company" under the Investment Company Act of 1940, and, therefore, it is possible that from time to time the allocation of cryptocurrencies held by ReserveOne will not exactly mirror the U.S. Strategic Bitcoin Reserve or Digital Asset Stockpile. Please see "Risk Factors" in the Appendix.

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27 Strictly Confidential Not for Distribution – For Discussion Purposes Only ▪ $1.35 trillion and growing cryptocurrency market outside of Bitcoin, not including other digital assets like NFTs and tokenized assets that increase the value of existing crypto ecosystems ▪ Growing market interest and VC funding into blockchain infrastructure projects, focusing on scaling (Layer 2), interoperability, and decentralized finance tooling - smart money is backing the building blocks of future financial and data systems, adding to a growing pool of liquidity ▪ Stablecoins now settle over $10 trillion annually , surpassing PayPal, and underscoring a market shift towards utility - driven adoption of digital assets in global financial systems ▪ Recent “memecoin” surge has caused massive capital inflow into the crypto market, drawing renewed investor interest and retail activity that has grown risk appetite in this asset class ▪ Major asset managers (BlackRock, Franklin Templeton) are now issuing tokenized treasuries and MMFs on - chain, creating a new category of blockchain - native capital markets Bitcoin (BTC) All other Cryptocurrency Source: Bloomberg, Forbes. Note: Market Cap data as of 5/30/2025.

Illustrative Asset Allocation Methodology[1]

ReserveOne's unique allocation methodology is optimized for returns by design. We rely on a balanced system of allocation that employs a synergy of pro rata crypto market cap distribution and a unique yield-oriented basket weighting.

Methodology Overview

Step 1: Free Float (FF) Market Cap	Principal method of digital asset allocation will be a product of the pro rata percentage of total free float market cap that each asset represents, meaning that BTC will be roughly 80% of total allocation since it occupies roughly 80% of the ~2.7T total free float market cap of the 5 cryptocurrencies
Step 2a: Alt Weight from Free Float	50% of the alt (everything except BTC) asset pool will be allocated in the same manner as Step 1 – strictly based on the percentage of total free float market cap that each alt represents
Step 2b: Re-Allocation Based on Relative Yield	The remaining 50% of the alt asset pool will be re-weighted based on the relative yield that each alt coin produces
Step 3: Final Portfolio Composition	BTC asset allocation is fixed as a percentage of the total free float market cap, while Step 2 and 2b are added for each of the alt coins to derive the final portfolio composition

Illustrative Example with Final Portfolio Composition[2][3]

Digital Asset	Step 1: Free Float Market Cap	Step 2a: Alt Weight from Free Float	Step 2b: Re-Allocation Based on Relative Yield	Step 3: Final Portfolio Composition
BTC	78.90%	0.00%	0.00%	**78.90%**
ETH	11.88%	5.94%	3.76%	**9.70%**
XRP	4.97%	2.49%	0.00%	**2.49%**
SOL	3.28%	1.64%	5.25%	**6.90%**
ADA	0.97%	0.48%	1.54%	**2.02%**

Under ReserveOne's asset allocation strategy, $1,000 would be allocated as follows: ~$789.0 BTC, ~$97.0 ETH, ~$24.9 XRP, ~$69.0 SOL, and ~$20.2 ADA.

Source: Coinmarketcap, Stakingrewards.com, as of 5/28/2025.
(1) The information on this slide is presented based upon ReserveOne's expected business plan after giving effect to the Proposed Business Combination.
(2) Assumed staking yields based on publicly available estimates. Calculated net of inflation.
(3) Holdings will be adjusted as necessary to avoid ReserveOne being considered an "investment company" under the Investment Company Act of 1940, and, therefore, it is possible that from time to time the allocation of cryptocurrencies held by ReserveOne will not exactly mirror the U.S. Strategic Bitcoin Reserve or Digital Asset Stockpile. The U.S. Strategic Bitcoin Reserve and Digital Asset Stockpile currently do not exist. See "Risk Factors" in the Appendix.

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29 Strictly Confidential Not for Distribution – For Discussion Purposes Only Certain factors may have a material adverse effect on the business, financial condition and results of operations of M3 - Brigade (“M3 - Brigade”) and/or ReserveOne, Inc. (the “Company” and, together with M3 - Brigade, the “Parties” and, following the Proposed Business Combination (defined below), the “Combined Company,” “we,” “our” and “us”) and your proposed investment in the securities offering by the Company (the “PIPE Offering”). The risks and uncertainties described below are not the only ones that the Parties face. Additional risks that the Parties are unaware of, or that the Parties currently believe are not material may also become important factors that materially adversely affect any of the Parties. If any of the following risks actually occur, the business, financial condition, results of operations, and future prospects of the Parties could be materially and adversely affected. In that event, the trading price of our common stock following the proposed business combination among the Parties (the “Proposed Business Combination”) could decline, and you could lose all or part of your investment. Risks Related to Our Business and Cryptocurrency Strategy ▪ Our business plan depends on the development of the Strategic Bitcoin Reserve and U.S. Digital Asset Stockpile, as outlined in the Executive Order signed by President Trump on March 6, 2025. Currently, the Strategic Bitcoin Reserve and U.S. Digital Asset Stockpile do not exist, and if the U.S. Department of Treasury does not establish the Strategic Bitcoin Reserve or U.S. Digital Asset Stockpile, or if in the future the U.S. Congress or any U.S. President were to take action to dismantle any such reserve or stockpile, then we would need to change our business plan which could materially adversely affect our financial position, operations and prospects. ▪ Our principal assets will be crypto assets. Crypto assets are highly volatile assets, and our operating results may significantly fluctuate, including due to the highly volatile nature of the price of crypto assets and erratic market movements. ▪ Due to our lack of operating history and the concentration of crypto asset holdings following the Proposed Business Combination, it is difficult to evaluate our business and future prospects, and we may not be able to achieve or maintain profitability in any given period. ▪ We will operate in a highly competitive environment and will compete against companies and other entities with similar strategies, including companies with significant cryptocurrency holdings and ETFs and ETPs for cryptocurrencies and other digital assets, and our business. operating results, and financial condition may be adversely affected if we are unable to compete effectively. ▪ The emergence or growth of other digital assets, including those with significant private or public sector backing, including by governments, consortiums or financial institutions, could have a negative impact on the price of cryptocurrencies and adversely affect our business. ▪ Our cryptocurrency holdings will be less liquid than our cash and cash equivalents and may not be able to serve as a source of liquidity for the Company. ▪ We will face risks relating to the custody of our crypto assets. If we or our third - party service providers experience a security breach or cyberattack and unauthorized parties obtain access to our cryptocurrencies, or if our private keys are lost or destroyed, or other similar circumstances or events occur, we may lose some or all of our crypto assets and our financial condition and results of operations could be materially adversely affected. ▪ Our cryptocurrency acquisition strategy will expose us to risk of non - performance by counterparties, including in particular risks relating to our custodians, including as a result of inability or refusal of a counterparty to perform because of a deterioration in the counterparty’s financial condition and liquidity or for any other reason. ▪ Cryptocurrency and other digital assets are novel assets, which will expose us to significant legal, commercial, regulatory and technical uncertainty, which could materially adversely affect our financial position, operations and prospects. ▪ Policymakers in the U.S. are just beginning to consider what a regulatory regime for digital assets would look like and the elements that would serve as the foundation for such a regime. We may be unable to effectively react to proposed legislation and regulation of digital assets, which would adversely affect our business. ▪ The status of crypto assets as “securities” in any relevant jurisdiction, as well as the status of cryptocurrency - related products and services in general is subject to a high degree of uncertainty and if we are unable to properly characterize such product or service offering, we may be subject to regulatory scrutiny, inquiries, investigations, fines, and other penalties, which may adversely affect our business, operating results and financial condition. ▪ Regulatory changes classifying crypto - assets as “securities” could lead to our classification as an “investment company” under the Investment Company Act of 1940, as amended (the "1940 Act"), and could adversely affect the market price of cryptocurrencies and the market price of shares of our Class A common stock. ▪ We would not be able to operate our business according to our business plans if we are required to register as an investment company under the 1940 Act. ▪ Investors in the Company will not be afforded the protections and safeguards offered by the 1940 Act to investors in registered investment companies such as mutual funds and exchange - traded funds, including, but not limited to, limitations on the amount of leverage that we may use and strict limitations on our ability to engage in transactions with our affiliates. ▪ We will not be subject to the same legal and regulatory obligations, including certain compliance and reporting obligations that apply to registered investment companies such as mutual funds and exchange - traded funds, or to obligations applicable to investment advisers. ▪ We may be restricted in the manner in which we conduct our operations to ensure that we are not deemed to be an investment company for purposes of the 1940 Act. ▪ Cryptocurrency holdings will be adjusted as necessary to avoid ReserveOne being considered an “investment company” under the 1940 Act, and, therefore, it is possible that from time to time the allocation of cryptocurrencies held by ReserveOne will not exactly mirror the U.S. Strategic Bitcoin Reserve or Digital Asset Stockpile. ▪ Due to the unregulated nature and lack of transparency surrounding the operations of many cryptocurrency trading venues, cryptocurrency trading venues may experience greater fraud, security failures or regulatory or operational problems than trading venues for more established asset classes, which may result in a loss of confidence in cryptocurrency trading venues and adversely affect the value of our cryptocurrency holdings.

30 Strictly Confidential Not for Distribution – For Discussion Purposes Only Risks Related to Our Business and Cryptocurrency Strategy (Cont’d) ▪ We may be subject to material litigation, including individual and class action lawsuits, as well as investigations and enforcement actions by regulators and governmental authorities. These matters are often expensive and time consuming, and, if resolved adversely, could harm our business, financial condition and operating results. ▪ Our compliance and risk management methods might not be effective and may result in outcomes that could adversely affect our reputation, operating results and financial condition. ▪ We expect to engage in cryptocurrency - related activities in the future, which may include cryptocurrency - related debt and equity structured products and cryptocurrency - related lending activities, all of which are subject to regulation. We have not previously engaged in these business lines and may be unable to implement our business plan, including, without limitation, due to operational challenges, significant competition and regulation. ▪ Cryptocurrencies’ status as “securities” in any relevant jurisdiction, as well as the status of our cryptocurrency - related products and services, is subject to a high degree of uncertainty and if we are unable to properly characterize a product or service offering, we may be subject to regulatory scrutiny, inquiries, investigations, fines, and other penalties, which may adversely affect our business, operating results and financial condition. ▪ Changes in laws or regulations, or a failure to comply with any laws and regulations, including any applicable financial industry regulation, could have a material adverse impact on us and our activities. ▪ If we were considered to be a “shell company” by Nasdaq, or another stock exchange on which we apply for listing, or by the Securities Exchange Commission, we may be unable to list our Class A common stock on a stock exchange following the Proposed Business Combination, which would mean the Proposed Business Combination could not occur. ▪ We could be considered to be a “shell company” and we expect to be considered the successor to a shell company, and therefore, we and our stockholders would be restricted in reliance on certain rules or forms in connection with the offering, sale or resale of securities. Risks Related to Being a Public Company ▪ The market price of our Class A common stock may be volatile and decline materially as a result of volatility in cryptocurrencies or the digital asset markets generally, or for other reasons. You should be aware that you may lose some or all of your investment. ▪ Our NAV may not always correspond to the market price of our shares of Class A common stock or the global price of bitcoin for a number of reasons, including price volatility, trading activity, the calculation methodology of the NAV, and/or the closing of bitcoin platforms due to fraud, failure, security breaches or otherwise. As a result, our shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). ▪ Our principal assets following the Proposed Business Combination will be our cryptocurrency holdings and cash and cash equivalents from the proceeds of the Proposed Business Combination and the PIPE Offering not invested in cryptocurrencies. Although we are expected to have certain other operations, we will depend on such retained cash and cash equivalents to pay its debts and other obligations. ▪ If securities or industry analysts do not publish research or reports about our business or the Proposed Business Combination or publish negative reports, the market price of our Class A common stock could decline. ▪ Our ability to timely raise capital in the future may be limited, or may be unavailable on acceptable terms, if at all. Our failure to raise capital when needed could harm its business, operating results and financial condition. ▪ Our issuance of additional shares or convertible securities could make it difficult for another company to acquire us, may dilute the ownership of our stockholders and could adversely affect the price of our Class A common stock. ▪ Future resales of our Class A common stock after the consummation of the Proposed Business Combination may cause the market price of our securities to drop significantly, even if our business is doing well. ▪ We will incur costs following the Proposed Business Combination as a result of being a public company, including additional legal, accounting, insurance and other expenses, as well as costs associated with public company reporting requirements. ▪ Our management team is expected to have limited experience managing and operating a U.S. public company. ▪ If we are unable to maintain an effective system of internal controls and compliances, our business and reputation could be adversely affected. ▪ Our failure to timely and effectively implement controls and procedures required by Section 404(a) of the Sarbanes - Oxley Act that will be applicable to us following consummation of the Proposed Business Combination could have a material adverse effect on our business, financial condition, results of operations, cash flow and prospects. ▪ We will be an “emerging growth company.” The reduced public company reporting requirements applicable to emerging growth companies may make our Class A common stock less attractive to investors. ▪ We will rely on CC Capital or its affiliate, who will have a controlling interest in us and is an affiliate of the Sponsor (as defined below), for certain management, administrative and operational services. Risks Related to the Proposed Business Combination ▪ The market price of our Class A common stock after the Proposed Business Combination will be affected by factors different from those currently affecting the prices of M3 - Brigade’s Class A ordinary shares. ▪ The consummation of the Proposed Business Combination is subject to a number of conditions and if those conditions are not satisfied or waived, the business combination agreement that will be entered into among the Parties (the “Business Combination Agreement”) may be terminated in accordance with its terms and the Proposed Business Combination may not be completed. ▪ The Proposed Business Combination Agreement may contain provisions that limit M3 - Brigade from seeking an alternative business combination. ▪ Neither M3 - Brigade nor its shareholders will have the protection of any indemnification, escrow, price adjustment or other provisions that allow for a post - closing adjustment to be made to the total merger consideration in the event that any of the representations and warranties in the Proposed Business Combination Agreement made by the Company or any other party thereto ultimately proves to be inaccurate or incorrect.

31 Strictly Confidential Not for Distribution – For Discussion Purposes Only Risks Related to the Proposed Business Combination (Cont’d) ▪ Investors in the PIPE Offering will experience immediate and material dilution upon closing of the Proposed Business Combination as a result of M3 - Brigade’s Class B ordinary shares held by a CC Capital affiliate, the sponsor of M3 - Brigade (the “Sponsor”), since the value of M3 - Brigade’s Class B ordinary shares is likely to be substantially higher than the nominal price paid for them, even if the trading price of our Class A common stock at such time is substantially less than $10.00 per share. ▪ Since the Sponsor and M3 - Brigade’s directors and officers have interests that are different from, or in addition to (and which may conflict with), the interests of M3 - Brigade’s public shareholders, a conflict of interest may exist in determining whether the Proposed Business Combination with the Company is appropriate as M3 - Brigade’s initial business combination. Such interests include that the Sponsor owns the Company, the Sponsor will lose its entire investment in M3 - Brigade if the Proposed Business Combination or any other business combination is not completed, and that the Sponsor will be liable to M3 - Brigade in certain circumstances if and to the extent any claims by a third party for services rendered or products sold to M3 - Brigade (except for our independent auditors and underwriters of M3 - Brigade’s initial public offering), or a prospective target business with which M3 - Brigade has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the redemption amount to below certain agreed upon thresholds. ▪ Certain pre - existing relationships between participants in the Proposed Business Combination and the related transactions or their affiliates will, and other such pre - existing relationships could, give rise to actual or perceived conflicts of interest in connection with the Proposed Business Combination. ▪ Present and potential conflicts of interest could arise in the future between the Company, on the one hand, and the Sponsor and entities owned by or affiliated with it, on the other hand, concerning, among other things, business transactions, potential competitive business activities or business opportunities. ▪ M3 - Brigade’s directors and officers will have discretion on whether to agree to changes or waivers in the terms of the Proposed Business Combination and their interests in exercising that discretion may conflict with those of M3 - Brigade’s shareholders. ▪ Members of M 3 - Brigade’s management team and the M 3 - Brigade Board have significant experience as founders, board members, officers, executives or employees of other companies . Certain of those persons, as well as M 3 - Brigade’s affiliates, have been, may be, or may become, involved in litigation, investigations or other proceedings, including related to those companies or otherwise . The defense or prosecution of these matters could be time - consuming and could divert M 3 - Brigade management’s attention, and may have an adverse effect on M 3 - Brigade, which may impede M 3 - Brigade’s ability to consummate the Proposed Business Combination . ▪ Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect M 3 - Brigade’s business, including M 3 - Brigade’s ability to negotiate and complete the Proposed Business Combination . ▪ If the Proposed Business Combination is not approved and M 3 - Brigade does not consummate another initial business combination by its deadline, then the Sponsor’s Class B ordinary shares of M 3 - Brigade will become worthless and the expenses it has incurred will not be reimbursed . These interests may influence its decision to approve the Proposed Business Combination . ▪ A substantial majority of M 3 - Brigade’s public shareholders may redeem their M 3 - Brigade Class A ordinary shares, which will reduce proceeds available to fund the Company’s operations following the Proposed Business Combination . ▪ The ability of public shareholders of M3 - Brigade to exercise redemption rights with respect to a large number of M3 - Brigade’s public shares may reduce the public “float” of M3 - Brigade Class A ordinary shares, reduce the liquidity of the trading market for the M3 - Brigade Class A ordinary shares on Nasdaq, or make it difficult to obtain or maintain the quotation, listing or trading of shares of the our Class A common stock on Nasdaq, and consequently may not allow the Parties to complete the Proposed Business Combination, or optimize our capital structure following the Proposed Business Combination. ▪ If M3 - Brigade seeks shareholder approval of the Proposed Business Combination, the Sponsor and M3 - Brigade’s directors, officers and their respective affiliates may elect to purchase M3 - Brigade Class A Ordinary Shares from public shareholders, subject to any limitations under Rule 14e - 5 under the Securities Exchange Act of 1934, which may influence a vote on the Proposed Business Combination and reduce the public “float” of M3 - Brigade Class A Ordinary Shares. Risks Related to Ownership of Our Common Stock Following the Proposed Business Combination ▪ The PIPE securities should be considered a long - term, illiquid investment. The PIPE securities issued in connection with the Proposed Business Combination will be restricted securities under the U.S. securities laws and therefore will be subject to restrictions on transferability until such time as the resale of the PIPE securities is registered under or an exemption from registration is available. Because of these restrictions and the absence of an active trading market for our securities, a shareholder will likely be unable to liquidate an investment even though other personal financial circumstances would dictate such liquidation. ▪ Securities of companies formed through mergers with special purpose acquisition companies such as the Company may experience a material decline in price relative to the share price of the special purpose acquisition companies prior to the merger. ▪ Volatility in our share price could subject us to securities class action litigation. ▪ The number of issued shares of our Class A common stock and additional issues of shares of our Class A common stock may fluctuate substantially, which could lead to adverse tax consequences for the holders thereof. ▪ Currently, there is no public market for the shares of Class A common stock we will issue in the Proposed Business Combination. Investors cannot be sure about whether our shares of Class A common stock will develop an active trading market, their market price or whether we will successfully obtain authorization for listing on the Nasdaq. ▪ Since the completion of the initial public offering of M3 - Brigade, there has been a precipitous drop in the market values of companies formed through mergers involving special purpose acquisition companies. Accordingly, securities of companies such as ours following the Proposed Business Combination may be more volatile than other securities and may involve special risks.

32 Strictly Confidential Not for Distribution – For Discussion Purposes Only Risks Related to Ownership of Our Common Stock Following the Proposed Business Combination (Cont’d) ▪ We may or may not pay cash dividends in the foreseeable future. ▪ We expect to qualify as a controlled company under applicable stock exchange rules and expect to avail ourselves of applicable exemptions from the corporate governance requirements thereof. ▪ Sales of a substantial number of the Company securities in the public market following the Proposed Business Combination could adversely affect the market price of our Class A common stock. Risks Related to our Dual Class Structure ▪ Some investors may not invest in our Class A common stock as a result of our dual class capital structure and our overall governance profile, which may adversely affect the trading price of our Class A common stock. ▪ Our dual class share structure with different voting rights will limit your ability as a holder of Class A common stock to influence corporate matters and could discourage others from pursuing any change of control transactions that holders of Class A common stock may view as beneficial. ▪ We cannot predict the impact our dual class structure may have on our stock price or our business. ▪ Our dual class voting structure allows holders of our Class B common stock to significantly influence our actions over important corporate matters. Risks Related to our External Management Structure ▪ Our ability to achieve our strategic objectives will depend on the ability of our external manager, which will be an affiliate of the Sponsor, to manage and support our business. If we were to lose any members of our external manager’s senior management team, our ability to achieve our strategic objectives could be significantly harmed. ▪ The personnel of our external manager will not be required to dedicate a specific portion of their time to the management of our business. ▪ If our external manager ceases to be our manager pursuant to the management agreement we intend to enter into with our external manager, an affiliate of the Sponsor, financial and business counterparties may cease doing business with us. ▪ Our principal stockholders, which will be controlled by affiliates of our external manager, will own a significant stake in us following the Proposed Business Combination. ▪ The Management Agreement to be entered into upon consummation of the Business Combination will be negotiated between related parties and the terms, including fees payable, may not be as favorable to us as if it were negotiated with an unaffiliated third party. Risks Related to our Controlling Stockholder ▪ We will be controlled by our controlling stockholder, who will be an affiliate of the Sponsor, whose interests in our business may be different than yours, and certain statutory provisions afforded to stockholders are not applicable to us. ▪ We will have a controlling stockholder who will own a majority of our outstanding shares of common stock, and as a result will control all matters requiring stockholder approval. ▪ Our largest stockholder will own a controlling percentage of our outstanding common stock and be an affiliate of our external manager, which could limit the ability of other stockholders to influence corporate matters. Risks Related to the Company’s Lack of Operating History ▪ The Company is in the very preliminary stages of its present business plan and has no operating history and no revenues for you to base an investment decision upon, and the Company may never become profitable. ▪ The Company’s business plan has yet to be tested and any failure to implement its strategic plans would have an adverse effect on the Company’s operating results and business, harm its reputation and could result in substantial liabilities that exceed its resources ▪ There is substantial doubt about the Company’s ability to continue as a going concern because of its lack of operating history and financial resources, and if the Company is unable to generate significant revenue or secure financing, it may be required to cease or curtail its operations. ▪ As an early stage company, the Company expects to incur operating losses for the foreseeable future. ▪ The Company’s operating and financial results forecast relies in large part upon assumptions and analyses developed by the Company. If these assumptions or analyses prove to be incorrect, the Company’s actual operating results may be materially different from its forecasted results. ▪ The Company’s lack of operating history makes evaluating its business and future prospects difficult and may increase the risk of your investment. Risks Related to Taxation ▪ There is substantial uncertainty regarding the tax treatment of cryptocurrency and other digital assets, including with respect to how such assets may be treated for purposes of certain statutory and regulatory tests required for respecting the intended Section 351 nonrecognition for certain contributors of in kind. Such treatment is subject to change and new interpretation, which could materially and adversely impact U.S. taxable investors. ▪ We are a taxable U.S. corporation and could have greater tax liabilities than currently anticipated, (including as a result of rebalancing, which is generally expected to be treated as a realization event for tax purposes), including with respect to realized or unrealized gains on cryptocurrency and other digital assets, which could cause us to become subject to the U.S. corporate alternative minimum tax. ▪ If we redeem our stock at any time as a U.S. company, then we may, potentially, be subject to a 1% federal excise tax.